UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2 2024

PureCycle Technologies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40234	86-2293091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 North Orange Avenue, Suite 106
Orlando, Florida		32801
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877 648-3565

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PCT	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock, $0.001 par value per share, at an exercise price of $11.50 per share	PCTTW	The Nasdaq Stock Market LLC
Units, each consisting of one share of common stock, $0.001 par value per share, and three quarters of one warrant	PCTTU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 2, 2024, Greg Barta, 59, joined PureCycle Technologies, Inc. ("Company"). Effective December 3, 2024, the Company appointed Mr. Barta as the Company's Corporate Controller and Chief Accounting Officer.

Mr. Barta most recently served as Corporate Controller, Accounting and Compliance at Magnera Corporation (formerly Glatfelter Corporation), a global manufacturer of engineered materials, from 2011 through November 2024. Mr. Barta also worked in various Corporate Accounting roles at GenOn Energy, Inc. (formerly Mirant Corporation), a producer and seller of electricity, from 2001 through 2011. Mr. Barta is a licensed Certified Public Accountant and holds a Masters of Business Administration from Georgia State University, as well as a Bachelors of Business Administration and a Bachelors of Science from The University of Texas—Austin.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Barta and any of the Company’s executive officers or directors or persons nominated or chosen to become directors or executive officers. There is no arrangement or understanding between Mr. Barta and any other person pursuant to which Mr. Barta was selected as Corporate Controller. Mr. Barta has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Barta will receive an annual base salary of $310,000, will be eligible to participate in the Company’s 2025 short-term annual incentive plan (“STI”), with a target payout of forty percent (40%) of his base salary, and will participate in the 2024 long-term incentive plan (“LTI”), with a grant date value equal to fifty percent (50%) of his base salary. Mr. Barta will also receive a one-time sign-on bonus of $25,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PureCycle Technologies, Inc.

Date:	December 5, 2024	By:	/s/ Jaime Vasquez
Jaime Vasquez, Chief Financial Officer